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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JANUARY 30, 1995

                         [CAMPBELL SOUP COMPANY LOGO]


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   NEW JERSEY
                             STATE OF INCORPORATION

                                     1-3822
                            (COMMISSION FILE NUMBER)

                                   21-0419870
                       I.R.S. EMPLOYER IDENTIFICATION NO.


                                 CAMPBELL PLACE
                         CAMDEN, NEW JERSEY  08103-1799
                          PRINCIPAL EXECUTIVE OFFICES

                        TELEPHONE NUMBER: (609) 342-4800

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          ON JANUARY 30, 1995, CAMPBELL SOUP COMPANY ("CAMPBELL") COMPLETED THE PURCHASE OF THE ASSETS AND BUSINESS OF PACE FOODS, LTD. ("PACE"), PURSUANT TO THE PROVISIONS OF AN ASSET PURCHASE AGREEMENT DATED JANUARY 30, 1995. THE TOTAL PURCHASE PRICE WAS APPROXIMATELY $1.1 BILLION IN CASH AND THE ASSUMPTION OF CERTAIN LIABILITIES AND WAS DETERMINED BY ARMS' LENGTH NEGOTIATION BETWEEN CAMPBELL, PACE AND PACE'S OWNER, CHRISTOPHER GOLDSBURY, JR. THE ASSETS INCLUDED CERTAIN PROPERTY, EQUIPMENT, CONTRACTS, RECEIVABLES, TRADEMARKS AND INVENTORY USED IN THE MANUFACTURE AND MARKETING OF MEXICAN SAUCES.

          THE PURCHASE PRICE FOR THE PACE BUSINESS WAS FUNDED WITH THE PROCEEDS OF COMMERCIAL PAPER BORROWINGS OF DIFFERENT MATURITIES AND INTEREST RATES. AGGREGATE COMMERCIAL PAPER BORROWINGS FOR THE PACE ACQUISITION WERE APPROXIMATELY $1 BILLION AS OF JANUARY 30, 1995. A PORTION OF THESE BORROWINGS WILL BE REPLACED WITH A $300 MILLION FIXED RATE TWO-YEAR EURONOTE ISSUE.

          FOR A COMPLETE DESCRIPTION OF THE TERMS OF THE ACQUISITION AND RELATED TRANSACTIONS, REFERENCE IS MADE TO THE ASSET PURCHASE AGREEMENT AMONG CAMPBELL SOUP COMPANY, PACE FOODS LTD. AND CHRISTOPHER GOLDSBURY, JR. ATTACHED AS EXHIBIT 2 TO THIS CURRENT REPORT ON FORM 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

            2(a) AND (b) PRO FORMA FINANCIAL INFORMATION

                   IT IS IMPRACTICABLE AT THIS TIME FOR CAMPBELL SOUP COMPANY TO FILE, TOGETHER WITH THIS CURRENT REPORT, THE REQUIRED FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION WITH RESPECT TO THE ACQUISITION OF THE PACE BUSINESS. ACCORDINGLY, CAMPBELL SOUP COMPANY HEREBY UNDERTAKES TO FILE SUCH REQUIRED STATEMENTS AND INFORMATION BY AMENDMENT TO THIS CURRENT REPORT ON FORM 8-K ON OR PRIOR TO APRIL 10, 1995.

            (C) EXHIBITS (LISTED BY NUMBERS CORRESPONDING TO THE PROVISIONS OF
                ITEM 601 OF REGULATION S-K)

                   (2) ASSET PURCHASE AGREEMENT DATED JANUARY 30, 1995, AMONG
                       CAMPBELL SOUP COMPANY, PACE FOODS, LTD. AND CHRISTOPHER GOLDSBURY, JR.




                                   SIGNATURES



               PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, CAMPBELL SOUP COMPANY HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                    CAMPBELL SOUP COMPANY


                                        BY:  /s/JOHN M. COLEMAN
                                             ---------------------------
                                             JOHN M. COLEMAN
                                             SENIOR VICE PRESIDENT - LAW
                                             AND PUBLIC AFFAIRS


DATE:  FEBRUARY 9, 1995
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                                EXHIBIT INDEX



Exhibit No.             Description
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    2                   Asset Purchase Agreement dated January 30, 1995, among
                        Campbell Soup Company, Pace Foods, Ltd. and Christopher
                        Goldsbury, Jr.